FIRST AMENDMENT TO AND REAFFIRMATION OF
GUARANTY AGREEMENT

THIS FIRST AMENDMENT TO AND REAFFIRMATION OF GUARANTY AGREEMENT (this “First Amendment and Reaffirmation Agreement”) is made as of the 4th day of May, 2011, by GRUBB & ELLIS HEALTHCARE REIT II, INC., a Maryland corporation (singly or collectively, jointly and severally, "Guarantor”), in favor of BANK OF AMERICA, N.A., a national banking association, as the Administrative Agent (as hereinafter defined).

RECITALS:

A. Grubb & Ellis Healthcare REIT II Holdings, LP, a Delaware limited partnership (“G&E Healthcare Borrower”), G&E HC REIT II Lacombe MOB, LLC, a Delaware limited liability company (“Lacombe Borrower”), G&E HC REIT II Parkway Medical Center, LLC, a Delaware limited liability company (“Parkway Borrower”), Bank of America, N.A., a national banking association, as agent (the “Administrative Agent”), and Bank of America, N.A. and the other lending institutions which become parties to the Credit Agreement are collectively referred to as the “Lenders” and individually as a the “Lender”), entered into that certain Credit Agreement dated July 19, 2010 (the “Credit Agreement”), as amended by that certain Joinder to Credit Agreement and Other Loan Documents dated September 9, 2010 among G&E HC REIT II St. Vincent Cleveland MOB, LLC, a Delaware limited liability company (“St. Vincent Borrower”), G&E HC REIT II Livingston MOB, LLC, a Delaware limited liability company (“Livingston Borrower”), and the Administrative Agent, as consented to by G&E Healthcare Borrower, Lacombe Borrower, Parkway Borrower, the Guarantor and the Pledgor (the “First Joinder Agreement”), as further amended by that certain Joinder to Credit Agreement and Other Loan Documents dated November 15, 2010 between G&E HC REIT II Sylva MOB, LLC, a Delaware limited liability company (“Sylva Borrower”) and the Administrative Agent, as consented to by G&E Healthcare Borrower, Lacombe Borrower, Parkway Borrower, St. Vincent Borrower, Livingston Borrower, the Guarantor and the Pledgor (the “Second Joinder Agreement”), and as further amended by that certain Joinder to Credit Agreement and Other Loan Documents dated January 28, 2011 between G&E HC REIT II Ennis MOB, LLC, a Delaware limited liability company (“Ennis Borrower”; and with G&E Healthcare Borrower, Lacombe Borrower, Parkway Borrower, St. Vincent Borrower, Livingston Borrower and Sylva Borrower, together with each other party which becomes a borrower under the Credit Agreement, individually and collectively, jointly and severally, the “Borrower”) and the Administrative Agent, as consented to by G&E Healthcare Borrower, Lacombe Borrower, Parkway Borrower, St. Vincent Borrower, Livingston Borrower, Sylva Borrower, the Guarantor and the Pledgor (the “Third Joinder Agreement”; the Original Credit Agreement as amended by the First Joinder Agreement, the Second Joinder Agreement and the Third Joinder Agreement is referred to herein as the “Original Credit Agreement”), which sets forth the terms and conditions of a loan (the “Loan”) to the Borrower.

B. The Loan is evidenced by (i) that certain Promissory Note dated July 19, 2010 in the original principal amount of $25,000,000.00 made by G&E Healthcare Borrower, Lacombe Borrower and Parkway Borrower, collectively as Borrower, to the order of the Administrative Agent, as Lender; (ii) that certain Joinder to Promissory Note dated September 9, 2010 made by St. Vincent Borrower and Livingston Borrower, collectively as Borrower, to the order of the Administrative Agent as a Lender; (iii) that certain Joinder to Promissory Note dated November 15, 2010 made by Sylva Borrower, as Borrower, to the order of the Administrative Agent as a Lender; and (iv) that certain Joinder to Promissory Note dated January 28, 2011 made by Ennis Borrower, as Borrower, to the order of the Administrative Agent as a Lender (collectively, the “Original Note”).

C. The Original Note is secured by, among other things, the following documents (all of which, together with all renewals, amendments, modifications, restatements, extensions and modifications thereof and thereto, are collectively referred to herein as the “Original Loan Documents”):

(i) that certain Multiple Indebtedness Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of July 19, 2010 (the “Lacombe Mortgage”) by Lacombe Borrower, as Mortgagor, to the Administrative Agent, as Mortgagee, encumbering certain real property located in Lacombe, St. Tammany Parish, Louisiana, as legally described therein;

(ii) that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of July 19, 2010 (the “Parkway Mortgage”) by Parkway Borrower, as Mortgagor, to the Administrative Agent, as Mortgagee, encumbering the real property located in Beachwood, Cuyahoga County, Ohio, as legally described therein;

(iii) that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of September 9, 2010 (the “St. Vincent Mortgage”) by St. Vincent Borrower, as Mortgagor, to the Administrative Agent, as Mortgagee, encumbering certain real property located in Cleveland, Cuyahoga County, Ohio, as legally described therein;

(iv) that certain Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement dated as of September 9, 2010 (the “Livingston Mortgage”) by Livingston Borrower, as Grantor, to the Administrative Agent, as Beneficiary, encumbering certain real property located in Livingston, Polk County, Texas, as legally described therein;

(v) that certain Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement, and Fixture Filing dated as of November 15, 2010 (the “Sylva Mortgage”) by Sylva Borrower, as Grantor, to the Administrative Agent, as Beneficiary, encumbering certain real property located in Sylva, Jackson County, North Carolina, as legally described therein;

(vi) that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement dated as of January 28, 2011 (the “Ennis Mortgage”; and with the Lacombe Mortgage, the Parkway Mortgage, the St. Vincent Mortgage, the Livingston Mortgage and the Sylva Mortgage, referred to hereinafter individually and collectively as the “Original Mortgage”), by Ennis Borrower, as Grantor, to the Administrative Agent, as Beneficiary, encumbering certain real property located in Ennis, Ellis County, Texas, as legally described therein.

D. As a condition precedent to the Administrative Agent’s and the Lenders’ obligation to make the Loan to the Borrower, the Guarantor executed and delivered to the Administrative Agent that certain Guaranty Agreement dated as of July 19, 2010, in favor of the Administrative Agent (the "Guaranty”), under the terms of which the Guarantor agreed to guarantee the Guaranteed Obligations, including, without limitation, the payment of the Indebtedness and the performance of the Guaranteed Performance Obligations (as such terms are defined in the Guaranty). In addition, the Guarantor and the Borrower executed and delivered to the Administrative Agent that certain Environmental Indemnity Agreement dated as of July 19, 2010 (the “Environmental Agreement”).

E. The Borrower has requested that the Administrative Agent agree: (i) to execute a First Amendment to Credit Agreement and Related Loan Documents (the “First Amendment to Credit Agreement”; the Original Credit Agreement as amended by the First Amendment to Credit Agreement, and as may be renewed, amended, modified, restated, extended or modified and in effect from time to time, is referred to herein as the “Credit Agreement”), to, among other things, (a) increase the amount of the Aggregate Commitments, (b) modify the terms of the Borrowing Base, and (c) amend the Original Loan Documents in certain other respects; (ii) to accept delivery of Amended and Restated Note from the Borrower evidencing the increase in the principal amount of the Note (the “Amended and Restated Note”; the Original Note as amended and restated by the Amended and Restated Note, and as may be and as may be renewed, amended, modified, restated, extended or modified and in effect from time to time, and any other note given in substitution therefor, in whole or in part, is referred to herein as the “Note”); and (iii) to execute a first amendment to each Original Mortgage to be recorded with the applicable recorder’s office (collectively, the “First Amendments to Mortgage”; each Original Mortgage as modified by the applicable First Amendment to Mortgage, and as may be renewed, amended, modified, restated, extended or modified and in effect from time to time, is hereinafter referred to individually and collectively as the “Mortgage”), to reflect the aforementioned modifications in the Mortgage.

F. One of the terms and conditions of the Administrative Agent executing the First Amendment to Credit Agreement and the First Amendments to Mortgage, and accepting the Amended and Restated Note, is that the Guarantor execute and deliver to the Administrative Agent this First Amendment and Reaffirmation Agreement.

NOW, THEREFORE, for and in consideration of the foregoing, and the premises herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. All capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Credit Agreement.

2. The reference in the third paragraph on the first page of the Guaranty to the aggregate principal face amount of the Note as “$25,000,000.00” is hereby deleted and replaced with “$45,000,000.00”.

3. Section 16(e) of the Guaranty is hereby amended and restated in its entirety as follows:

"(e) Maximum Dividend Ratio. If the Borrower elects to extend the Initial Maturity Date pursuant to Section 2.14 of the Credit Agreement, the Guarantor shall maintain at all times during the period commencing on and after the Initial Maturity Date through the Extended Maturity Date, to be tested quarterly as noted in Section 16(g) (commencing as of the quarter ending on March 31, 2012) and in connection with the delivery of a Guarantor Covenant Compliance Certificate in accordance with the terms and provisions of the Credit Agreement on or after March 31, 2012, a ratio of the Guarantor’s paid out dividends and distributions during each calendar quarter to the Guarantor’s Funds From Operations received during such calendar quarter not less than the following: as of each calendar quarter end occurring after March 31, 2012 through the Extended Maturity Date, not less than 0.95 to 1.00.”

4. The first sentence of Section 16(f)(v) of the Guaranty is hereby amended and restated in its entirety as follows:

"Funds From Operations” means, with respect to any period, net income (or loss), plus depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures as hereafter provided plus customary and usual closing costs incurred in connection with the acquisition of the properties in the Guarantor’s REIT (i.e. including properties that are other than Borrowing Base Properties owned by the Borrower), such costs to be subject to the Administrative Agent’s reasonable approval.”

5. The Guarantor hereby consents to the execution and delivery by the Borrower of the First Amendment to Credit Agreement, the Amended and Restated Note, the First Amendments to Mortgage, and any other documents or instruments required or requested by the Administrative Agent, and to all of the terms, covenants and conditions set forth in each such document.

6. The Guarantor hereby consents and agrees to the following: (i) the increase in the amount of the Aggregate Commitments, (ii) the modifications to the terms of the Borrowing Base, (iii) the modification of the interest rate, and (iv) all other modifications to the Credit Agreement, the Note, the Mortgages and the other Loan Documents.

7. The Guarantor hereby reaffirms each and every Guaranteed Obligation as set forth in the Guaranty and the obligations and indemnifications under the Environmental Agreement, as amended by this First Amendment and Reaffirmation Agreement and the First Amendment to Credit Agreement. The term “Guaranty” and the term “Environmental Agreement”, as used in each of the Guaranty and the Environmental Agreement, and in each of the other Loan Documents, shall mean the Guaranty and the Environmental Agreement, each as amended and reaffirmed by this First Amendment and Reaffirmation Agreement, and as amended by the First Amendment to Credit Agreement. The Guarantor acknowledges that, subject to the applicable provisions set forth in each of the Guaranty and the Environmental Agreement, if any, it remains unconditionally, absolutely and irrevocably liable for the Guaranteed Obligations, and for all of the obligations and indemnifications under the Environmental Agreement.

8. Until the Note is paid in full, the Guarantor hereby waives any right of subrogation which the Guarantor has or may have as against any Borrower with respect to the Guaranteed Obligations and the Loan Documents. In addition, until the Note is paid in full, the Guarantor hereby waives any right to proceed against any Borrower, now or hereafter, for contribution, indemnity, reimbursement and any other suretyship rights and claims whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which the Guarantor may now have or hereafter have as against any Borrower with respect to the Guaranteed Obligations or under the Environmental Agreement. In addition, the Guarantor hereby waives any rights it may have under the Illinois Sureties Act, 740 ILCS 155/1 et seq. Until the Note is paid in full, the Guarantor also hereby waives any rights of recourse to or with respect to any assets of any Borrower. The Guarantor agrees that in light of the immediately foregoing waivers, the execution of this First Amendment and Reaffirmation Agreement shall not be deemed to make the Guarantor a “creditor” of any Borrower and that for purposes of Sections 547 and 550 of the United States Bankruptcy Code, and Guarantor shall not be deemed a “creditor” of any Borrower.

9. Except as expressly amended and modified hereby, each of the terms and conditions as set forth in each of the Guaranty and the Environmental Agreement shall continue in full force and effect and, as thus amended and modified, is hereby ratified, confirmed and approved. In the event of any conflict between the terms in this First Amendment and Reaffirmation Agreement and in the Guaranty or the Environmental Agreement, the terms of this First Amendment and Reaffirmation Agreement shall control.

10. CONSENT TO JURISDICTION. THE GUARANTOR HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY FOR THE GUARANTOR AND IN RESPECT OF THE GUARANTOR’S PROPERTY TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE COURT, OR ANY UNITED STATES FEDERAL COURT, SITTING IN THE STATE OF ILLINOIS AND TO THE JURISDICTION OF ANY STATE OR UNITED STATES FEDERAL COURT SITTING IN THE STATE IN WHICH ANY BORROWING BASE PROPERTY IS LOCATED, OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE GUARANTEED OBLIGATIONS. THE GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT THE GUARANTOR MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. FINAL JUDGMENT IN ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT SHALL BE CONCLUSIVE AND BINDING UPON THE GUARANTOR AND MAY BE ENFORCED IN ANY COURT IN WHICH THE GUARANTOR IS SUBJECT TO JURISDICTION.

11. WAIVER OF JURY TRIAL. THE GUARANTOR AND THE ADMINISTRATIVE AGENT EACH WAIVE TRIAL BY JURY IN RESPECT OF ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT, THE GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE GUARANTOR AND THE ADMINISTRATIVE AGENT, AND THE GUARANTOR AND THE ADMINISTRATIVE AGENT HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AMENDMET AND THE OTHER LOAN DOCUMENTS. THE GUARANTOR AND THE ADMINISTRATIVE AGENT ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL. THE GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AMENDMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

12. This First Amendment and Reaffirmation Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

13. This First Amendment and Reaffirmation Agreement is for the benefit of Administrative Agent and each Lender, and their respective successors and assigns. This First Amendment and Reaffirmation Agreement is binding not only on the Guarantor, but also on the Guarantor’s personal representatives, successors and assigns.

14. This First Amendment and Reaffirmation Agreement may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which taken together shall constitute but one and the same agreement.

15. THIS FIRST AMENDMENT AND REAFFIRMATION AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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[SIGNATURES ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment and Reaffirmation Agreement to be executed as of the date and year first above written.

GUARANTOR:

GRUBB & ELLIS HEALTHCARE REIT II, INC.,

a Maryland corporation

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

ADMINISTRATIVE AGENT AND A LENDER:

BANK OF AMERICA, N.A.,

a national banking association

By: /s/ Christopher A. Thangaraj
Name: Christopher A. Thangaraj
Its: Vice President